Exhibit 99.2

Acquisition of Occidental Assets in The Woodlands and Campus in West Houston Energy Corridor 1

Forward Looking Statements Statements made in this press release that are not historical facts, including statements accompanied by words such as “will,” “believe,” “expect,” “enables,” “realize,” “plan,” “intend,” “assume,” “transform” and other words of similar expression, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s expectations, estimates, assumptions, and projections as of the date of this release and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ materially are set forth as risk factors in The Howard Hughes Corporation’s filings with the Securities and Exchange Commission, including its Quarterly and Annual Reports. The Howard Hughes Corporation cautions you not to place undue reliance on the forward-looking statements contained in this release. The Howard Hughes Corporation does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Non-GAAP Financial Measures Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP); however, we use certain non-GAAP performance measures in this presentation, in addition to GAAP measures, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non-GAAP financial measures used in this presentation is net operating income (“NOI”). We define NOI as operating revenues (rental income, tenant recoveries and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing and other property expenses), plus our share of NOI from equity investees. NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and Equity in earnings from real estate and other affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors which vary by property, such as lease structure, lease rates and tenant bases, have on our operating results, gross margins and investment returns. We believe that NOI is a useful supplemental measure of the estimated performance of the Occidental Acquisitions because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. While NOI is a relevant and widely used measure of operating performance of real estate companies, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. NOI does not purport to be indicative of cash available to fund our future cash requirements. Further, our computations of NOI may not be comparable to NOI reported by other real estate companies. No reconciliation of projected NOI is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Additional Information Our website address is www.howardhughes.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other publicly filed or furnished documents are available and may be accessed free of charge through the “investors” section of our website under the “SEC Filings” subsection, as soon as reasonably practicable after those documents are filed with, or furnished to, the SEC. Also available through the investors section of our website are beneficial ownership reports filed by our directors, certain officers and shareholders on Forms 3, 4 and 5.

Strategic Rationale for Business Transaction Acquisition of Strategic, High-Quality Assets Excellent long-term, risk-adjusted returns ~935k SF leased to Occidental for 13 years supports excellent project-level financing Financially Attractive Maintains internal MPC control, allowing HHC to continue to pace development to maximize value creation to shareholders Further solidifies HHC’s dominance of the Class A office market in The Woodlands Strategically Important Structured as a Reverse 1031 exchange Acquisition will offset taxable gains associated with non-core divestment opportunities Minimizes tax friction with go-forward strategic plan Tax Efficient 2

Transaction Details Benefits to HHC Further solidifies HHC’s dominance of The Woodlands’ Class A office market: increases office portfolio by ~ 50% Protects against competitor(s) entering the market with a substantial amount of high-quality office space Adds an additional large, investment-grade tenant to our office portfolio Provides needed new Class AAA vacant office (built in 2014) inventory to satisfy pent-up market demand, over 94% leased as of Sept. 30, 2019 Does not require lengthy construction timeline or typical construction risks Mitigates NOI loss from non-core asset sales and replaces with more stable and creditworthy NOI in a core asset – Effectively replaces hospitality, non-core retail and other NOI with long-term, predictable income Secures large (9.3-acre) development site in prime location for future value creation Excellent financing enhances returns to HHC – 1201 Lake Robbins Drive and the warehouse: ~$281mm at a fixed rate of ~3.5%, interest-only for 10 years • • Properties – – – – Two Class AAA office towers, totaling 1.4M square feet 125,000-square-foot warehouse 9.3 prime acres of developable land in The Woodlands Town Center A 63-acre office campus in West Houston’s Energy Corridor • • • • 1201 Lake Robbins Drive (807,586 SF) is 100% leased-back to Occidental, an investment-grade credit tenant, for 13 years Warehouse is 100% leased-back to Occidental for 13 years West Houston campus to be sold in 12-18 months Acquisition cost of $565 mm, funded with initial financing of $344 mm and $221 mm of equity Total cost of $629 mm (includes leasing and capital net of West Houston sale) to be financed with $398 mm of project-level debt and $231mm equity • • • • • • • • – 9950 Woodloch Forest Drive: ~$63.5 mm of initial funding with “good news” money for leasing for total funding up to $137 mm at LIBOR plus 195 bps, interest-only for 5 years 3

Transaction Overview • 1201 Lake Robbins Drive: 807,586 SF 31-story Class AAA office building 100% leased to Occidental for 13 years WOODLANDS OFFICE PORTOLIO • 9950 Woodloch Forest Drive: 595,854 SF 30-story Class AAA office building 4.1M+ SF • Warehouse: 125,000 SF one-story storage building plus developable frontage 100% leased to Occidental for 13 years • Woodlands Future Development Site: 9.3 acres in prime Town Center location • West Houston Campus: 63-acre office campus with 1.3M SF in unfinished shell condition • Office Leaseback: 807,586 SF (100% of 1201 Lake Robbins Drive) for 13 Years TRANSACTION CLOSE ON 12/30/19 • Warehouse Leaseback: 125,000 SF (100% leased) for 13 Years 4 Future Dev Site The Woodlands Towers at The Waterway Warehouse

The Woodlands Towers at The Waterway The Woodlands Towers 9950 Woodloch Forest Drive − Year Built: 2014 − Size: 595,854 SF / 30 Stories − Parking: 2.5:1000 1201 Lake Robbins Drive (13-Year Leaseback) − Year Built: 2000 − Size: 807,586 SF / 31 Stories − Parking: 2.5:1000 1201 Lake Robbins Drive Built in 2000 807,586 SF 9950 Woodloch Forest Drive Built in 2014 595,854 SF • • Occidental Leaseback 100% for 13 Years Projections Lease-up Duration of 9950 Woodloch Forest Drive: 36 Months Leaseback NOI: $26 million (including the warehouse) Stabilized NOI: $44 million (including the warehouse) • • Future Development Site 9.31 acres • 5 Note: NOI includes warehouse leaseback

Energy Corridor Campus Summary Assets Developable Acres: 63 Building Size: 1.3M SF Year Built: 1984 Number of Buildings: 17 Height: Three Stories Parking: 3,187 spaces (2.5:1000) Use Restrictions: Corporate office and affiliated retail • • • • • • • Strategy Disposition in 12-18 Months HHC’s ability to acquire the West Houston Campus along with the assets in The Woodlands differentiated HHC’s offer from offers of other potential buyers • • 6

Transaction Impact NOI Bridge $323.1 $44.0 $299.0 Today Non-Core Assets Occidental Acquisition Future Components of Stabilized NOIs Today – $323.1 mm Future – $299.0 mm Other 6% 10% Other 6% Hospitality Multi-Family Office 21% 41% Multi-Family 20% 53% Office 20% 23% Retail 7 Retail Future Dev Site The Woodlands Towers at The Waterway Warehouse ($68.1)

In-Place & Stabilized NOI Reconciliation 1. Cottonwood Mall, West Windsor and Bridge at Mint Hill sold for a total of approximately $96mm. 8 Non-Core Asset Sales & Acquisitions Region Annualized Q3 ’19 NOI / In-Place NOI Estimated Stabilized NOI Non-Core Assets: ($ in mm) ($ in mm) 110 North Wacker Chicago - $14.4 Cottonwood Mall1 Salt Lake City - - West Windsor1 Central New Jersey - - Elk Grove Sacramento - - Outlet Collection at Riverwalk New Orleans $6.7 6.5 Bridges Of Mint Hill1 Charlotte - - 85 South Street New York 0.4 0.5 Monarch City Dallas - - MD Anderson (100 Fellowship Drive) Woodlands 1.2 5.1 Woodlands Hospitality Portfolio Woodlands 29.4 31.5 Non-Core Retail Assets Various MPCs 8.7 10.1 Subtotal $46.4 $68.1 Occidental Acquisitions: ($ in mm) ($ in mm) 1201 Lake Robbins Drive Woodlands $24.3 $24.3 9950 Woodloch Forest Drive Woodlands - 18.4 Warehouse Woodlands 1.3 1.3 Subtotal $25.6 $44.0 Total NOI Impact $(20.8) $(24.1)

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